                            EXHIBIT 24


                         POWER OF ATTORNEY



    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First Empire State Corporation, a corporation organized under the laws of the State of New York, (the "Corporation"), hereby constitutes and appoints Richard A. Lammert, Timothy G. McEvoy, Steven L. Kaplan and Paul D. Freshour, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock authorized to be issued or sold pursuant to the Corporation's Retirement Savings Plan and Trust, and of plan interests in such plan, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.



Dated:   November 5, 1996



                                             /s/ Robert G. Wilmers
                                             ---------------------
                                                 Robert G. Wilmers

                                      EXHIBIT 24
                                  POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First Empire State Corporation, a corporation organized under the laws of the State of New York, (the "Corporation"), hereby constitutes and appoints Richard A. Lammert, Timothy G. McEvoy, Steven L. Kaplan and Paul D. Freshour, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock authorized to be issued or sold pursuant to the Corporation's Retirement Savings Plan and Trust, and of plan interests in such plan, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.



Dated:   November 5, 1996



                                             /s/ Brent D. Baird
                                             ---------------------
                                             Brent D. Baird

                                      EXHIBIT 24
                                  POWER OF ATTORNEY



    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First Empire State Corporation, a corporation organized under the laws of the State of New York, (the "Corporation"), hereby constitutes and appoints Richard A. Lammert, Timothy G. McEvoy, Steven L. Kaplan and Paul D. Freshour, and each of them (with full power to each of them to act alone), her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for her and on her behalf and in her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock authorized to be issued or sold pursuant to the Corporation's Retirement Savings Plan and Trust, and of plan interests in such plan, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set her hand as of the date specified.



Dated:   November 6, 1996



                                             /s/ C. Angela Bontempo
                                             ---------------------
                                             C. Angela Bontempo

                                      EXHIBIT 24
                                  POWER OF ATTORNEY



    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First Empire State Corporation, a corporation organized under the laws of the State of New York, (the "Corporation"), hereby constitutes and appoints Richard A. Lammert, Timothy G. McEvoy, Steven L. Kaplan and Paul D. Freshour, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock authorized to be issued or sold pursuant to the Corporation's Retirement Savings Plan and Trust, and of plan interests in such plan, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.



Dated:   November 6, 1996



                                             /s/ Patrick J. Callan
                                             ---------------------
                                             Patrick J. Callan

                                      EXHIBIT 24
                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First Empire State Corporation, a corporation organized under the laws of the State of New York, (the "Corporation"), hereby constitutes and appoints Richard A. Lammert, Timothy G. McEvoy, Steven L. Kaplan and Paul D. Freshour, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock authorized to be issued or sold pursuant to the Corporation's Retirement Savings Plan and Trust, and of plan interests in such plan, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.



Dated:   November 5, 1996



                                             /s/ Barber B. Conable, Jr.
                                             ---------------------
                                             Barber B. Conable, Jr.

                                      EXHIBIT 24
                                  POWER OF ATTORNEY



    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First Empire State Corporation, a corporation organized under the laws of the State of New York, (the "Corporation"), hereby constitutes and appoints Richard A. Lammert, Timothy G. McEvoy, Steven L. Kaplan and Paul D. Freshour, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock authorized to be issued or sold pursuant to the Corporation's Retirement Savings Plan and Trust, and of plan interests in such plan, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.



Dated:   November 6, 1996



                                             /s/ Lambros J. Lambros
                                             ---------------------
                                             Lambros J. Lambros

                                      EXHIBIT 24
                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First Empire State Corporation, a corporation organized under the laws of the State of New York, (the "Corporation"), hereby constitutes and appoints Richard A. Lammert, Timothy G. McEvoy, Steven L. Kaplan and Paul D. Freshour, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock authorized to be issued or sold pursuant to the Corporation's Retirement Savings Plan and Trust, and of plan interests in such plan, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.



Dated:   November 5, 1996



                                             /s/ Raymond D. Stevens, Jr.
                                             ---------------------
                                             Raymond D. Stevens, Jr.

                                      EXHIBIT 24
                                  POWER OF ATTORNEY



    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First Empire State Corporation, a corporation organized under the laws of the State of New York, (the "Corporation"), hereby constitutes and appoints Richard A. Lammert, Timothy G. McEvoy, Steven L. Kaplan and Paul D. Freshour, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock authorized to be issued or sold pursuant to the Corporation's Retirement Savings Plan and Trust, and of plan interests in such plan, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.



Dated:   November 5, 1996



                                             /s/ Herbert L. Washington
                                             ---------------------
                                             Herbert L. Washington

                                      EXHIBIT 24
                                  POWER OF ATTORNEY



    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First Empire State Corporation, a corporation organized under the laws of the State of New York, (the "Corporation"), hereby constitutes and appoints Richard A. Lammert, Timothy G. McEvoy, Steven L. Kaplan and Paul D. Freshour, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock authorized to be issued or sold pursuant to the Corporation's Retirement Savings Plan and Trust, and of plan interests in such plan, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.



Dated:   November 6, 1996


                                             /s/ John H. Benisch
                                             ---------------------
                                             John H. Benisch

                                      EXHIBIT 24
                                  POWER OF ATTORNEY



    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First Empire State Corporation, a corporation organized under the laws of the State of New York, (the "Corporation"), hereby constitutes and appoints Richard A. Lammert, Timothy G. McEvoy, Steven L. Kaplan and Paul D. Freshour, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock authorized to be issued or sold pursuant to the Corporation's Retirement Savings Plan and Trust, and of plan interests in such plan, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.



Dated:   November 6, 1996



                                             /s/ Robert T. Brady
                                             ---------------------
                                             Robert T. Brady

                                      EXHIBIT 24
                                  POWER OF ATTORNEY



    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First Empire State Corporation, a corporation organized under the laws of the State of New York, (the "Corporation"), hereby constitutes and appoints Richard A. Lammert, Timothy G. McEvoy, Steven L. Kaplan and Paul D. Freshour, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock authorized to be issued or sold pursuant to the Corporation's Retirement Savings Plan and Trust, and of plan interests in such plan, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.



Dated:    November 7, 1996



                                             /s/ James A. Carrigg
                                             ---------------------
                                             James A. Carrigg

                                      EXHIBIT 24
                                  POWER OF ATTORNEY



    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First Empire State Corporation, a corporation organized under the laws of the State of New York, (the "Corporation"), hereby constitutes and appoints Richard A. Lammert, Timothy G. McEvoy, Steven L. Kaplan and Paul D. Freshour, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock authorized to be issued or sold pursuant to the Corporation's Retirement Savings Plan and Trust, and of plan interests in such plan, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.



Dated:   November 8, 1996



                                             /s/ Richard E. Garman
                                             ---------------------
                                             Richard E. Garman

                                      EXHIBIT 24
                                  POWER OF ATTORNEY



    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First Empire State Corporation, a corporation organized under the laws of the State of New York, (the "Corporation"), hereby constitutes and appoints Richard A. Lammert, Timothy G. McEvoy, Steven L. Kaplan and Paul D. Freshour, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock authorized to be issued or sold pursuant to the Corporation's Retirement Savings Plan and Trust, and of plan interests in such plan, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.



Dated:   November 7, 1996



                                             /s/ James V. Glynn
                                             ---------------------
                                             James V. Glynn

                                      EXHIBIT 24
                                  POWER OF ATTORNEY



    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First Empire State Corporation, a corporation organized under the laws of the State of New York, (the "Corporation"), hereby constitutes and appoints Richard A. Lammert, Timothy G. McEvoy, Steven L. Kaplan and Paul D. Freshour, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock authorized to be issued or sold pursuant to the Corporation's Retirement Savings Plan and Trust, and of plan interests in such plan, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.



Dated:   November 6, 1996



                                             /s/ Roy M. Goodman
                                             ---------------------
                                             Roy M. Goodman

                                      EXHIBIT 24
                                  POWER OF ATTORNEY



    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First Empire State Corporation, a corporation organized under the laws of the State of New York, (the "Corporation"), hereby constitutes and appoints Richard A. Lammert, Timothy G. McEvoy, Steven L. Kaplan and Paul D. Freshour, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock authorized to be issued or sold pursuant to the Corporation's Retirement Savings Plan and Trust, and of plan interests in such plan, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.



Dated:   November 11, 1996



                                             /s/ Patrick W.E. Hodgson
                                             ---------------------
                                             Patrick W.E. Hodgson

                                      EXHIBIT 24
                                  POWER OF ATTORNEY



    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First Empire State Corporation, a corporation organized under the laws of the State of New York, (the "Corporation"), hereby constitutes and appoints Richard A. Lammert, Timothy G. McEvoy, Steven L. Kaplan and Paul D. Freshour, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock authorized to be issued or sold pursuant to the Corporation's Retirement Savings Plan and Trust, and of plan interests in such plan, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.



Dated:   November 7, 1996



                                             /s/ Samuel T. Hubbard
                                             ---------------------
                                             Samuel T. Hubbard

                                      EXHIBIT 24
                                  POWER OF ATTORNEY



    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First Empire State Corporation, a corporation organized under the laws of the State of New York, (the "Corporation"), hereby constitutes and appoints Richard A. Lammert, Timothy G. McEvoy, Steven L. Kaplan and Paul D. Freshour, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock authorized to be issued or sold pursuant to the Corporation's Retirement Savings Plan and Trust, and of plan interests in such plan, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.



Dated:   November 8, 1996



                                             /s/ Wilfred J. Larson
                                             ---------------------
                                             Wilfred J. Larson